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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-45717) dated January 23, 1998, and Registration Statement on Form S-8 (Registration No. 333-46617) dated February 19, 1998, of our report dated February 6, 1998, with respect to the financial statements of PH Group Inc. included in this Annual Report on Form 10-KSB for the year ended December 31, 1997.


                                        /s/ GREENE & WALLACE, INC.
                                        ---------------------------------

March 30, 1998.